UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2023

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

142 West, 57th Street, 11th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 12, 2023, Intelligent Bio Solutions Inc. (the “Company”) entered into Convertible Loan Conversion Agreements (the “Conversion Agreements”) with eight lenders (the “Lenders”) relating to the convertible debt of Intelligent Fingerprinting Limited (“IFP”), a subsidiary of the Company, which had an outstanding balance of £1,360,761 in principal and accrued interest as of May 8, 2023, for which Company was a guarantor (the “Convertible Debt”). Each of the Convertible Loan Conversion Agreements is dated and is effective as of May 9, 2023.

As previously reported on the Current Report on Form 8-K filed by the Company on May 12, 2023 (the “May 12 Report”), upon stockholder approval of the full conversion of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”), which approval was obtained at the Company’s Special Meeting of Stockholders on May 8, 2023, the Convertible Debt became convertible into shares of IFP to be then immediately transferred to the Company in exchange for shares of Series C Preferred Stock. Upon the conversion and exchange of the Convertible Debt, the Lenders received an aggregate of 1,149,273 shares of Series C Preferred Stock, which were then converted into an aggregate of 172,386 shares of the Company’s common stock. As noted in the May 12 Report, the conversion and exchange of the Convertible Debt for Series C Preferred Stock is deemed to be effective as of May 9, 2023, the date of the Conversion Agreements.

The conversion of the Convertible Debt was automatic for six Lenders, while the remaining two Lenders had the option to convert the Convertible Debt at their discretion.

The foregoing description of the form of Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Conversion Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure under Item 1.01 above, which is hereby incorporated in this Item 3.02 by reference.

The issuances of the shares of Series C Preferred Stock and the Company’s common stock are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the exemptions provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder, and/or Rule 901 promulgated thereunder with respect to individuals who reside outside of the United States.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Form of Convertible Loan Conversion Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2023
INTELLIGENT BIO SOLUTIONS INC.

	By:	/s/ Spiro Sakiris
	Name:	Spiro Sakiris
	Title:	Chief Financial Officer